================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 7, 2007


                                ----------------

                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

                                ----------------


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-29192                                           14-1708544
(Commission File Number)                       (IRS Employer Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                33426
--------------------------------------------             ----------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (561) 547-9499
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On September 7, 2007, one member of the Board of Directors of Puradyn Filter Technologies, Inc. who is also the Vice-Chairman of the Board, Richard C. Ford, submitted his resignation in all capacities.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PURADYN FILTER TECHNOLOGIES INCORPORATED



                                        By: /s/ Joseph V. Vittoria
                                            ------------------------------------
                                            Joseph V. Vittoria, Chairman &
                                            Chief Executive Officer


DATED:  September 11, 2007










                                       3